SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

            The Registrant's earnings release dated November 5, 2008, regarding its third quarter financial results is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits:

	Exhibit No.	Description
	99.1	Earnings Release dated November 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY
(Registrant)

		By:	/s/ Robert A. Wason IV
Dated:	November 5, 2008		Robert A. Wason IV